                                                Exhibit 99.1
First Financial Bancorp Announces Second Quarter 2023 Financial Results
•Earnings per diluted share of $0.69; $0.72 on an adjusted(1) basis, 29% increase YoY
•Return on average assets of 1.55%; 1.62% on an adjusted(1) basis
•Net interest margin on FTE basis(1) of 4.48%; 7 bp decrease from linked quarter
•Loan growth of $117 million; 4.5% on an annualized basis
•Strong adjusted(1) fee income of $53.5 million driven by foreign exchange and wealth management
•ACL to total loans of 1.41%; Classified assets declined 13% from linked quarter
•All capital ratios increased from the linked quarter; Regulatory ratios well in excess of targets

Cincinnati, Ohio - July 20, 2023. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and six months ended June 30, 2023.

For the three months ended June 30, 2023, the Company reported net income of $65.7 million, or $0.69 per diluted common share. These results compare to net income of $70.4 million, or $0.74 per diluted common share, for the first quarter of 2023. For the six months ended June 30, 2023, First Financial had earnings per diluted share of $1.43 compared to $0.98 for the same period in 2022.

Return on average assets for the second quarter of 2023 was 1.55% while return on average tangible common equity was 25.27%(1). These compare to return on average assets of 1.69% and return on average tangible common equity of 29.02%(1) in the first quarter of 2023.

Second quarter 2023 highlights include:

•Net interest margin of 4.43%, or 4.48% on a fully tax-equivalent basis(1)
◦7 bp decrease to 4.48% from 4.55% in the first quarter due to increasing deposit costs
◦Higher asset yields significantly offset 40 bp increase in cost of deposits
◦Average deposit balances decreased $98.3 million with growth in brokered and retail CDs offsetting declines in noninterest bearing checking and savings accounts

•Noninterest income of $53.3 million, or $53.5 million as adjusted(1)
◦Foreign exchange income of $15.0 million reflected continued strong activity
◦Record wealth management fees of $6.7 million; 6.0% increase from first quarter
◦Leasing business income of $10.3 million; 24.9% decline from first quarter due to change in mix
◦Adjusted(1) $0.2 million for losses on investment securities and gain related to the LIBOR cessation
•Noninterest expenses of $120.6 million, or $116.9 million as adjusted(1)
◦$3.9 million increase from first quarter driven primarily by higher employee costs and online banking conversion
◦Second quarter adjustments(1) include $1.0 million tax credit investment writedown, $1.7 million of costs related to our online banking conversion and $1.0 million of other costs not expected to recur such as acquisition, severance and branch consolidation costs
◦Efficiency ratio of 56.8%; 54.9% as adjusted(1)
________________________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) The consolidated balance sheets at December 31, 2022, September 30, 2022, and June 30, 2022, include assets acquired and liabilities assumed in the Summit Financial transaction. The fair value measurements of assets acquired and liabilities assumed are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. These fair value measurements were considered final as of December 31, 2022.

•Moderate loan growth during the quarter
◦Loan balances increased $116.8 million compared to the first quarter
◦Growth of 4.5% on an annualized basis
◦Residential mortgage and equipment leases drove quarterly growth

•Total Allowance for Credit Losses of $166.9 million; Total quarterly provision expense of $10.7 million
◦Loans and leases - ACL of $148.6 million; increased 5 bps to 1.41% of total loans
◦Unfunded Commitments - ACL of $18.2 million
◦Provision expense driven by slower prepayment speeds, net charge-offs and loan growth
◦Classified assets declined 12.6% to $138.9 million; Net charge-offs 22 bps of total loans

•Capital ratios remain solid
◦Total capital ratio increased 28 bps to 13.94%
◦Tier 1 common equity increased 30 bps to 11.30%
◦Tangible common equity increased 9 bps to 6.56%(1); 8.76%(1) excluding impact from AOCI
◦Tangible book value per share of $11.02(1)

Archie Brown, President and CEO, commented on the quarter, “I continue to be pleased with our performance this year. Earnings in the second quarter were once again very strong as an expected increase in deposit costs was mostly offset by higher asset yields. Adjusted(1) earnings per share were $0.72, which was a 29% increase compared to the same quarter in 2022, while the adjusted(1) returns on assets and tangible common equity were 1.62% and 26.46%, respectively. Net interest margin exceeded expectations during the period as our asset sensitive balance sheet has enabled the company to successfully navigate the higher interest rate environment. We were encouraged by the stabilization of deposit balances in the last half of the quarter. Personal, business and public fund deposits were stable to increasing from May to June while the mix continued to shift to interest bearing products."

Mr. Brown continued, “Our fee income largely exceeded our expectations this quarter, with strong performance from mortgage banking, client swaps and wealth management. Summit Funding Group had another nice quarter in originations although the mix has shifted to a higher level of finance leases and loans. This shift has bolstered our net interest income but resulted in less fee income during the period.”

Mr. Brown commented on loan growth and quality, "Loan growth was in line with expectations for the period. While loan activity slowed early in the quarter and we experienced higher commercial line pay downs, loan pipelines strengthened in recent weeks. We expect moderate loan growth in the second half of the year. We were pleased that asset quality remained strong during the quarter. Net charge-offs were 22 bps on an annualized basis after being zero last quarter and a net recovery in the fourth quarter of 2022 while classified assets declined 13% from the linked quarter."

Mr. Brown concluded, "We are extremely pleased with our results this quarter. The position of our balance sheet, strong net interest margin, consistent loan growth, robust fee income and stable asset quality is expected to sustain our performance in the back half of the year. Additionally, our earnings power, strong and increasing capital levels and high reserve levels provide additional support in the event of a downturn in the economy."

Full detail of the Company’s second quarter 2023 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, July 21, 2023 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (888) 550-5723 (U.S. toll free) or (646) 960-0471 (U.S. local), access code 5048068. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (800) 770-2030 (U.S. toll free), (647) 362-9199 (U.S. local), access code 5048068. The recording will be available until August 5, 2023. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;

•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2022, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of June 30, 2023, the Company had $17.1 billion in assets, $10.6 billion in loans, $12.8 billion in deposits and $2.1 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.3 billion in assets under management as of June 30, 2023. The Company operated 130 full service banking centers as of June 30, 2023, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
June 30, 2023
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
RESULTS OF OPERATIONS
Net income	$65,667	$70,403	$69,086	$55,705	$51,520	$136,070	$92,821
Net earnings per share - basic	$0.70	$0.75	$0.74	$0.60	$0.55	$1.45	$0.99
Net earnings per share - diluted	$0.69	$0.74	$0.73	$0.59	$0.55	$1.43	$0.98
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.46	$0.46

KEY FINANCIAL RATIOS
Return on average assets	1.55%	1.69%	1.63%	1.35%	1.28%	1.62%	1.16%
Return on average shareholders' equity	12.32%	13.71%	13.64%	10.58%	9.84%	13.00%	8.66%
Return on average tangible shareholders' equity (1)	25.27%	29.02%	29.93%	22.29%	20.68%	27.08%	17.65%

Net interest margin	4.43%	4.51%	4.43%	3.93%	3.41%	4.47%	3.26%
Net interest margin (fully tax equivalent) (1)(2)	4.48%	4.55%	4.47%	3.98%	3.45%	4.51%	3.31%

Ending shareholders' equity as a percent of ending assets	12.54%	12.53%	12.01%	12.00%	12.74%	12.54%	12.74%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	6.56%	6.47%	5.95%	5.79%	6.40%	6.56%	6.40%
Risk-weighted assets (1)	8.00%	7.87%	7.32%	7.21%	8.09%	8.00%	8.09%

Average shareholders' equity as a percent of average assets	12.60%	12.29%	11.98%	12.75%	12.97%	12.45%	13.36%
Average tangible shareholders' equity as a percent of
average tangible assets (1)	6.57%	6.21%	5.84%	6.49%	6.62%	6.39%	7.03%

Book value per share	$22.52	$22.29	$21.51	$21.03	$21.90	$22.52	$21.90
Tangible book value per share (1)	$11.02	$10.76	$9.97	$9.48	$10.27	$11.02	$10.27

Common equity tier 1 ratio (3)	11.30%	11.00%	10.83%	10.82%	10.91%	11.30%	10.91%
Tier 1 ratio (3)	11.64%	11.34%	11.17%	11.17%	11.28%	11.64%	11.28%
Total capital ratio (3)	13.94%	13.66%	13.64%	13.73%	13.94%	13.94%	13.94%
Leverage ratio (3)	9.33%	9.03%	8.89%	8.88%	8.76%	9.33%	8.76%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$10,513,505	$10,373,302	$10,059,119	$9,597,197	$9,367,820	$10,443,791	$9,317,576
Investment securities	3,560,453	3,635,317	3,705,304	4,003,472	4,118,287	3,597,678	4,212,649
Interest-bearing deposits with other banks	329,584	318,026	372,054	317,146	294,136	323,837	284,006
Total earning assets	$14,403,542	$14,326,645	$14,136,477	$13,917,815	$13,780,243	$14,365,306	$13,814,231
Total assets	$16,968,055	$16,942,999	$16,767,598	$16,385,989	$16,185,978	$16,955,596	$16,185,451
Noninterest-bearing deposits	$3,663,419	$3,954,915	$4,225,192	$4,176,242	$4,224,842	$3,808,362	$4,192,687
Interest-bearing deposits	9,050,464	8,857,226	8,407,114	8,194,781	8,312,876	8,954,379	8,467,479
Total deposits	$12,713,883	$12,812,141	$12,632,306	$12,371,023	$12,537,718	$12,762,741	$12,660,166
Borrowings	$1,523,699	$1,434,338	$1,489,088	$1,406,718	$1,079,596	$1,479,265	$901,634
Shareholders' equity	$2,137,765	$2,082,210	$2,009,564	$2,089,179	$2,099,670	$2,110,141	$2,162,235

CREDIT QUALITY RATIOS
Allowance to ending loans	1.41%	1.36%	1.29%	1.27%	1.25%	1.41%	1.25%
Allowance to nonaccrual loans	276.70%	409.46%	464.58%	341.61%	302.87%	276.70%	302.87%
Allowance to nonperforming loans	276.70%	409.46%	335.94%	262.09%	235.08%	276.70%	235.08%
Nonperforming loans to total loans	0.51%	0.33%	0.38%	0.48%	0.53%	0.51%	0.53%
Nonaccrual loans to total loans	0.51%	0.33%	0.28%	0.37%	0.41%	0.51%	0.41%
Nonperforming assets to ending loans, plus OREO	0.51%	0.33%	0.39%	0.48%	0.53%	0.51%	0.53%
Nonperforming assets to total assets	0.32%	0.21%	0.23%	0.28%	0.31%	0.32%	0.31%
Classified assets to total assets	0.81%	0.94%	0.75%	0.69%	0.74%	0.81%	0.74%
Net charge-offs to average loans (annualized)	0.22%	0.00%	(0.01)%	0.07%	0.08%	0.11%	0.09%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) June 30, 2023 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Six months ended,
	June 30,			June 30,
	2023	2022	% Change	2023	2022	% Change
Interest income
Loans and leases, including fees	$184,387	$97,091	89.9%	$354,093	$184,273	92.2%
Investment securities
Taxable	32,062	23,639	35.6%	63,929	45,735	39.8%
Tax-exempt	3,513	4,916	(28.5)%	6,977	9,347	(25.4)%
Total investment securities interest	35,575	28,555	24.6%	70,906	55,082	28.7%
Other earning assets	3,933	505	678.8%	7,477	625	1,096.3%
Total interest income	223,895	126,151	77.5%	432,476	239,980	80.2%

Interest expense
Deposits	44,292	2,963	1,394.8%	75,748	5,586	1,256.0%
Short-term borrowings	15,536	1,566	892.1%	28,486	1,883	1,412.8%
Long-term borrowings	4,835	4,612	4.8%	9,692	9,156	5.9%
Total interest expense	64,663	9,141	607.4%	113,926	16,625	585.3%
Net interest income	159,232	117,010	36.1%	318,550	223,355	42.6%
Provision for credit losses-loans and leases	12,719	(4,267)	(398.1)%	21,363	(9,856)	(316.8)%
Provision for credit losses-unfunded commitments	(1,994)	3,481	(157.3)%	(159)	3,255	(104.9)%
Net interest income after provision for credit losses	148,507	117,796	26.1%	297,346	229,956	29.3%

Noninterest income
Service charges on deposit accounts	6,972	7,648	(8.8)%	13,486	15,377	(12.3)%
Wealth management fees	6,713	6,311	6.4%	13,047	12,371	5.5%
Bankcard income	3,692	3,823	(3.4)%	7,284	7,160	1.7%
Client derivative fees	1,827	1,369	33.5%	2,832	2,172	30.4%
Foreign exchange income	15,039	13,470	11.6%	31,937	23,621	35.2%
Leasing business income	10,265	7,247	41.6%	23,929	13,323	79.6%
Net gains from sales of loans	3,839	5,241	(26.8)%	6,174	9,113	(32.3)%
Net gain (loss) on sale of investment securities	(384)	0	N/M	(903)	3	N/M
Net gain (loss) on equity securities	(82)	(1,054)	(92.2)%	558	(1,253)	(144.5)%
Other	5,377	5,723	(6.0)%	10,457	9,185	13.8%
Total noninterest income	53,258	49,778	7.0%	108,801	91,072	19.5%

Noninterest expenses
Salaries and employee benefits	74,199	64,992	14.2%	146,453	128,939	13.6%
Net occupancy	5,606	5,359	4.6%	11,291	11,105	1.7%
Furniture and equipment	3,362	3,201	5.0%	6,679	6,768	(1.3)%
Data processing	9,871	8,334	18.4%	18,891	16,598	13.8%
Marketing	2,802	2,323	20.6%	4,962	4,023	23.3%
Communication	644	670	(3.9)%	1,278	1,336	(4.3)%
Professional services	2,308	2,214	4.2%	4,254	4,373	(2.7)%
State intangible tax	964	1,090	(11.6)%	1,949	2,221	(12.2)%
FDIC assessments	2,806	1,677	67.3%	5,632	3,136	79.6%
Intangible amortization	2,601	2,915	(10.8)%	5,201	5,829	(10.8)%
Leasing business expense	6,730	4,687	43.6%	14,668	8,556	71.4%
Other	8,722	5,572	56.5%	16,050	12,955	23.9%
Total noninterest expenses	120,615	103,034	17.1%	237,308	205,839	15.3%
Income before income taxes	81,150	64,540	25.7%	168,839	115,189	46.6%
Income tax expense (benefit)	15,483	13,020	18.9%	32,769	22,368	46.5%
Net income	$65,667	$51,520	27.5%	$136,070	$92,821	46.6%

ADDITIONAL DATA
Net earnings per share - basic	$0.70	$0.55		$1.45	$0.99
Net earnings per share - diluted	$0.69	$0.55		$1.43	$0.98
Dividends declared per share	$0.23	$0.23		$0.46	$0.46

Return on average assets	1.55%	1.28%		1.62%	1.16%
Return on average shareholders' equity	12.32%	9.84%		13.00%	8.66%

Interest income	$223,895	$126,151	77.5%	$432,476	$239,980	80.2%
Tax equivalent adjustment	1,601	1,625	(1.5)%	3,025	3,092	(2.2)%
Interest income - tax equivalent	225,496	127,776	76.5%	435,501	243,072	79.2%
Interest expense	64,663	9,141	607.4%	113,926	16,625	585.3%
Net interest income - tax equivalent	$160,833	$118,635	35.6%	$321,575	$226,447	42.0%

Net interest margin	4.43%	3.41%		4.47%	3.26%
Net interest margin (fully tax equivalent) (1)	4.48%	3.45%		4.51%	3.31%

Full-time equivalent employees	2,193	2,096

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2023
	Second	First	Year to	% Change
	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$184,387	$169,706	$354,093	8.7%
Investment securities
Taxable	32,062	31,867	63,929	0.6%
Tax-exempt	3,513	3,464	6,977	1.4%
Total investment securities interest	35,575	35,331	70,906	0.7%
Other earning assets	3,933	3,544	7,477	11.0%
Total interest income	223,895	208,581	432,476	7.3%

Interest expense
Deposits	44,292	31,456	75,748	40.8%
Short-term borrowings	15,536	12,950	28,486	20.0%
Long-term borrowings	4,835	4,857	9,692	(0.5)%
Total interest expense	64,663	49,263	113,926	31.3%
Net interest income	159,232	159,318	318,550	(0.1)%
Provision for credit losses-loans and leases	12,719	8,644	21,363	47.1%
Provision for credit losses-unfunded commitments	(1,994)	1,835	(159)	(208.7)%
Net interest income after provision for credit losses	148,507	148,839	297,346	(0.2)%

Noninterest income
Service charges on deposit accounts	6,972	6,514	13,486	7.0%
Wealth management fees	6,713	6,334	13,047	6.0%
Bankcard income	3,692	3,592	7,284	2.8%
Client derivative fees	1,827	1,005	2,832	81.8%
Foreign exchange income	15,039	16,898	31,937	(11.0)%
Leasing business income	10,265	13,664	23,929	(24.9)%
Net gains from sales of loans	3,839	2,335	6,174	64.4%
Net gain (loss) on sale of investment securities	(384)	(519)	(903)	(26.0)%
Net gain (loss) on equity securities	(82)	640	558	112.8%
Other	5,377	5,080	10,457	5.8%
Total noninterest income	53,258	55,543	108,801	(4.1)%

Noninterest expenses
Salaries and employee benefits	74,199	72,254	146,453	2.7%
Net occupancy	5,606	5,685	11,291	(1.4)%
Furniture and equipment	3,362	3,317	6,679	1.4%
Data processing	9,871	9,020	18,891	9.4%
Marketing	2,802	2,160	4,962	29.7%
Communication	644	634	1,278	1.6%
Professional services	2,308	1,946	4,254	18.6%
State intangible tax	964	985	1,949	(2.1)%
FDIC assessments	2,806	2,826	5,632	(0.7)%
Intangible amortization	2,601	2,600	5,201	0.0%
Leasing business expense	6,730	7,938	14,668	(15.2)%
Other	8,722	7,328	16,050	19.0%
Total noninterest expenses	120,615	116,693	237,308	3.4%
Income before income taxes	81,150	87,689	168,839	(7.5)%
Income tax expense (benefit)	15,483	17,286	32,769	(10.4)%
Net income	$65,667	$70,403	$136,070	(6.7)%

ADDITIONAL DATA
Net earnings per share - basic	$0.70	$0.75	$1.45
Net earnings per share - diluted	$0.69	$0.74	$1.43
Dividends declared per share	$0.23	$0.23	$0.46

Return on average assets	1.55%	1.69%	1.62%
Return on average shareholders' equity	12.32%	13.71%	13.00%

Interest income	$223,895	$208,581	$432,476	7.3%
Tax equivalent adjustment	1,601	1,424	3,025	12.4%
Interest income - tax equivalent	225,496	210,005	435,501	7.4%
Interest expense	64,663	49,263	113,926	31.3%
Net interest income - tax equivalent	$160,833	$160,742	$321,575	0.1%

Net interest margin	4.43%	4.51%	4.47%
Net interest margin (fully tax equivalent) (1)	4.48%	4.55%	4.51%

Full-time equivalent employees	2,193	2,066

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2022
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$152,299	$122,170	$97,091	$87,182	$458,742
Investment securities
Taxable	30,248	26,331	23,639	22,096	102,314
Tax-exempt	4,105	5,014	4,916	4,431	18,466
Total investment securities interest	34,353	31,345	28,555	26,527	120,780
Other earning assets	3,262	1,597	505	120	5,484
Total interest income	189,914	155,112	126,151	113,829	585,006

Interest expense
Deposits	16,168	6,386	2,963	2,623	28,140
Short-term borrowings	11,091	6,158	1,566	317	19,132
Long-term borrowings	4,759	4,676	4,612	4,544	18,591
Total interest expense	32,018	17,220	9,141	7,484	65,863
Net interest income	157,896	137,892	117,010	106,345	519,143
Provision for credit losses-loans and leases	8,689	7,898	(4,267)	(5,589)	6,731
Provision for credit losses-unfunded commitments	1,341	386	3,481	(226)	4,982
Net interest income after provision for credit losses	147,866	129,608	117,796	112,160	507,430

Noninterest income
Service charges on deposit accounts	6,406	6,279	7,648	7,729	28,062
Wealth management fees	5,648	5,487	6,311	6,060	23,506
Bankcard income	3,736	3,484	3,823	3,337	14,380
Client derivative fees	1,822	1,447	1,369	803	5,441
Foreign exchange income	19,592	11,752	13,470	10,151	54,965
Leasing business income	11,124	7,127	7,247	6,076	31,574
Net gains from sales of loans	2,206	3,729	5,241	3,872	15,048
Net gain (loss) on sale of investment securities	(393)	(179)	0	3	(569)
Net gain (loss) on equity securities	1,315	(701)	(1,054)	(199)	(639)
Other	4,579	4,109	5,723	3,462	17,873
Total noninterest income	56,035	42,534	49,778	41,294	189,641

Noninterest expenses
Salaries and employee benefits	73,621	66,808	64,992	63,947	269,368
Net occupancy	5,434	5,669	5,359	5,746	22,208
Furniture and equipment	3,234	3,222	3,201	3,567	13,224
Data processing	8,567	8,497	8,334	8,264	33,662
Marketing	2,198	2,523	2,323	1,700	8,744
Communication	690	657	670	666	2,683
Professional services	3,015	2,346	2,214	2,159	9,734
State intangible tax	974	1,090	1,090	1,131	4,285
FDIC assessments	2,173	1,885	1,677	1,459	7,194
Intangible amortization	2,573	2,783	2,915	2,914	11,185
Leasing business expense	6,061	5,746	4,687	3,869	20,363
Other	15,902	23,842	5,572	7,383	52,699
Total noninterest expenses	124,442	125,068	103,034	102,805	455,349
Income before income taxes	79,459	47,074	64,540	50,649	241,722
Income tax expense (benefit)	10,373	(8,631)	13,020	9,348	24,110
Net income	$69,086	$55,705	$51,520	$41,301	$217,612

ADDITIONAL DATA
Net earnings per share - basic	$0.74	$0.60	$0.55	$0.44	$2.33
Net earnings per share - diluted	$0.73	$0.59	$0.55	$0.44	$2.30
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.63%	1.35%	1.28%	1.03%	1.33%
Return on average shareholders' equity	13.64%	10.58%	9.84%	7.53%	10.34%

Interest income	$189,914	$155,112	$126,151	$113,829	$585,006
Tax equivalent adjustment	1,553	1,712	1,625	1,467	6,357
Interest income - tax equivalent	191,467	156,824	127,776	115,296	591,363
Interest expense	32,018	17,220	9,141	7,484	65,863
Net interest income - tax equivalent	$159,449	$139,604	$118,635	$107,812	$525,500

Net interest margin	4.43%	3.93%	3.41%	3.11%	3.73%
Net interest margin (fully tax equivalent) (1)	4.47%	3.98%	3.45%	3.16%	3.77%

Full-time equivalent employees	2,070	2,072	2,096	2,050

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	% Change	% Change
	2023	2023	2022	2022	2022	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$217,385	$199,835	$207,501	$195,553	$217,481	8.8%	0.0%
Interest-bearing deposits with other banks	485,241	305,465	388,182	338,978	270,042	58.9%	79.7%
Investment securities available-for-sale	3,249,404	3,384,949	3,409,648	3,531,353	3,843,580	(4.0)%	(15.5)%
Investment securities held-to-maturity	82,372	83,070	84,021	85,823	88,057	(0.8)%	(6.5)%
Other investments	141,892	143,606	143,160	138,767	132,151	(1.2)%	7.4%
Loans held for sale	15,267	9,280	7,918	10,684	22,044	64.5%	(30.7)%
Loans and leases
Commercial and industrial	3,433,162	3,449,289	3,410,272	3,139,219	2,927,175	(0.5)%	17.3%
Lease financing	360,801	273,898	236,124	176,072	146,639	31.7%	146.0%
Construction real estate	536,464	525,906	512,050	489,446	449,734	2.0%	19.3%
Commercial real estate	4,048,460	4,056,627	4,052,759	3,976,345	4,007,037	(0.2)%	1.0%
Residential real estate	1,221,484	1,145,069	1,092,265	1,024,596	965,387	6.7%	26.5%
Home equity	728,711	724,672	733,791	737,318	725,700	0.6%	0.4%
Installment	165,216	204,372	209,895	202,267	146,680	(19.2)%	12.6%
Credit card	55,911	53,552	51,815	52,173	52,065	4.4%	7.4%
Total loans	10,550,209	10,433,385	10,298,971	9,797,436	9,420,417	1.1%	12.0%
Less:
Allowance for credit losses	(148,646)	(141,591)	(132,977)	(124,096)	(117,885)	5.0%	26.1%
Net loans	10,401,563	10,291,794	10,165,994	9,673,340	9,302,532	1.1%	11.8%
Premises and equipment	192,077	188,959	189,080	189,067	191,099	1.7%	0.5%
Operating leases	132,272	153,986	91,738	84,851	82,659	(14.1)%	60.0%
Goodwill	1,005,828	1,005,738	1,001,507	998,422	999,959	0.0%	0.6%
Other intangibles	88,662	91,169	93,919	96,528	99,019	(2.7)%	(10.5)%
Accrued interest and other assets	1,078,186	1,076,033	1,220,648	1,280,427	995,091	0.2%	8.4%
Total Assets	$17,090,149	$16,933,884	$17,003,316	$16,623,793	$16,243,714	0.9%	5.2%

LIABILITIES
Deposits
Interest-bearing demand	$2,919,472	$2,761,811	$3,037,153	$2,980,465	$3,096,365	5.7%	(5.7)%
Savings	3,785,445	3,746,403	3,828,139	3,980,020	4,029,717	1.0%	(6.1)%
Time	2,484,780	2,336,368	1,700,705	1,242,412	1,026,918	6.4%	142.0%
Total interest-bearing deposits	9,189,697	8,844,582	8,565,997	8,202,897	8,153,000	3.9%	12.7%
Noninterest-bearing	3,605,181	3,830,102	4,135,180	4,137,038	4,124,111	(5.9)%	(12.6)%
Total deposits	12,794,878	12,674,684	12,701,177	12,339,935	12,277,111	0.9%	4.2%
Federal funds purchased and securities sold
under agreements to repurchase	0	0	0	3,535	0	0.0%	0.0%
FHLB short-term borrowings	1,050,300	1,089,400	1,130,000	972,600	896,000	(3.6)%	17.2%
Other	165,983	128,160	157,156	184,912	152,226	29.5%	9.0%
Total short-term borrowings	1,216,283	1,217,560	1,287,156	1,161,047	1,048,226	(0.1)%	16.0%
Long-term debt	339,963	342,647	346,672	355,116	358,578	(0.8)%	(5.2)%
Total borrowed funds	1,556,246	1,560,207	1,633,828	1,516,163	1,406,804	(0.3)%	10.6%
Accrued interest and other liabilities	595,606	577,497	626,938	773,563	491,129	3.1%	21.3%
Total Liabilities	14,946,730	14,812,388	14,961,943	14,629,661	14,175,044	0.9%	5.4%

SHAREHOLDERS' EQUITY
Common stock	1,632,659	1,629,428	1,634,605	1,631,696	1,637,237	0.2%	(0.3)%
Retained earnings	1,060,715	1,016,893	968,237	920,943	887,006	4.3%	19.6%
Accumulated other comprehensive income (loss)	(353,010)	(328,059)	(358,663)	(354,570)	(243,328)	7.6%	45.1%
Treasury stock, at cost	(196,945)	(196,766)	(202,806)	(203,937)	(212,245)	0.1%	(7.2)%
Total Shareholders' Equity	2,143,419	2,121,496	2,041,373	1,994,132	2,068,670	1.0%	3.6%
Total Liabilities and Shareholders' Equity	$17,090,149	$16,933,884	$17,003,316	$16,623,793	$16,243,714	0.9%	5.2%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
ASSETS
Cash and due from banks	$221,527	$218,724	$218,216	$228,068	$248,463	$220,133	$244,887
Interest-bearing deposits with other banks	329,584	318,026	372,054	317,146	294,136	323,837	284,006
Investment securities	3,560,453	3,635,317	3,705,304	4,003,472	4,118,287	3,597,678	4,212,649
Loans held for sale	11,856	5,531	8,639	12,283	15,446	8,711	15,517
Loans and leases
Commercial and industrial	3,469,683	3,456,681	3,249,252	3,040,547	2,884,373	3,463,218	2,810,901
Lease financing	323,819	252,219	203,790	158,667	134,334	288,217	125,070
Construction real estate	518,190	536,294	501,787	469,489	460,609	527,192	467,406
Commercial real estate	4,050,946	4,017,021	4,028,944	3,969,935	4,025,493	4,034,077	4,081,969
Residential real estate	1,181,053	1,115,889	1,066,859	998,476	936,165	1,148,651	919,956
Home equity	726,333	728,185	735,039	728,791	716,219	727,254	710,001
Installment	172,147	205,934	208,484	164,063	140,145	188,947	132,902
Credit card	59,478	55,548	56,325	54,946	55,036	57,524	53,854
Total loans	10,501,649	10,367,771	10,050,480	9,584,914	9,352,374	10,435,080	9,302,059
Less:
Allowance for credit losses	(145,578)	(136,419)	(127,541)	(119,000)	(123,950)	(141,024)	(126,760)
Net loans	10,356,071	10,231,352	9,922,939	9,465,914	9,228,424	10,294,056	9,175,299
Premises and equipment	190,583	190,346	189,342	190,738	191,895	190,465	192,361
Operating leases	138,725	107,092	88,365	83,970	73,862	122,996	67,614
Goodwill	1,005,791	1,005,713	998,575	999,690	999,958	1,005,752	1,000,097
Other intangibles	89,878	92,587	95,256	97,781	100,354	91,225	101,686
Accrued interest and other assets	1,063,587	1,138,311	1,168,908	986,927	915,153	1,100,743	891,335
Total Assets	$16,968,055	$16,942,999	$16,767,598	$16,385,989	$16,185,978	$16,955,596	$16,185,451

LIABILITIES
Deposits
Interest-bearing demand	$2,906,855	$2,906,712	$3,103,091	$3,105,547	$3,180,846	$2,906,784	$3,213,700
Savings	3,749,902	3,818,807	3,943,342	4,036,565	4,076,380	3,784,164	4,110,806
Time	2,393,707	2,131,707	1,360,681	1,052,669	1,055,650	2,263,431	1,142,973
Total interest-bearing deposits	9,050,464	8,857,226	8,407,114	8,194,781	8,312,876	8,954,379	8,467,479
Noninterest-bearing	3,663,419	3,954,915	4,225,192	4,176,242	4,224,842	3,808,362	4,192,687
Total deposits	12,713,883	12,812,141	12,632,306	12,371,023	12,537,718	12,762,741	12,660,166
Federal funds purchased and securities sold
under agreements to repurchase	21,881	26,380	16,167	32,637	24,229	24,118	34,735
FHLB short-term borrowings	1,028,207	925,144	944,320	892,786	586,846	976,960	423,232
Other	132,088	139,195	184,439	131,237	109,353	135,622	71,535
Total short-term borrowings	1,182,176	1,090,719	1,144,926	1,056,660	720,428	1,136,700	529,502
Long-term debt	341,523	343,619	344,162	350,058	359,168	342,565	372,132
Total borrowed funds	1,523,699	1,434,338	1,489,088	1,406,718	1,079,596	1,479,265	901,634
Accrued interest and other liabilities	592,708	614,310	636,640	519,069	468,994	603,449	461,416
Total Liabilities	14,830,290	14,860,789	14,758,034	14,296,810	14,086,308	14,845,455	14,023,216

SHAREHOLDERS' EQUITY
Common stock	1,631,230	1,633,396	1,632,941	1,631,078	1,635,990	1,632,307	1,637,149
Retained earnings	1,034,092	989,777	941,987	899,524	866,910	1,012,057	854,351
Accumulated other comprehensive loss	(330,263)	(339,450)	(361,284)	(236,566)	(190,949)	(334,831)	(115,120)
Treasury stock, at cost	(197,294)	(201,513)	(204,080)	(204,857)	(212,281)	(199,392)	(214,145)
Total Shareholders' Equity	2,137,765	2,082,210	2,009,564	2,089,179	2,099,670	2,110,141	2,162,235
Total Liabilities and Shareholders' Equity	$16,968,055	$16,942,999	$16,767,598	$16,385,989	$16,185,978	$16,955,596	$16,185,451

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	June 30, 2023			March 31, 2023			June 30, 2022			June 30, 2023		June 30, 2022
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,560,453	$35,575	4.01%	$3,635,317	$35,331	3.94%	$4,118,287	$28,555	2.78%	$3,597,678	3.97%	$4,212,649	2.64%
Interest-bearing deposits with other banks	329,584	3,933	4.79%	318,026	3,544	4.52%	294,136	505	0.69%	323,837	4.66%	284,006	0.44%
Gross loans (1)	10,513,505	184,387	7.03%	10,373,302	169,706	6.63%	9,367,820	97,091	4.16%	10,443,791	6.84%	9,317,576	3.99%
Total earning assets	14,403,542	223,895	6.23%	14,326,645	208,581	5.90%	13,780,243	126,151	3.67%	14,365,306	6.07%	13,814,231	3.50%

Nonearning assets
Allowance for credit losses	(145,578)			(136,419)			(123,950)			(141,024)		(126,760)
Cash and due from banks	221,527			218,724			248,463			220,133		244,887
Accrued interest and other assets	2,488,564			2,534,049			2,281,222			2,511,181		2,253,093
Total assets	$16,968,055			$16,942,999			$16,185,978			$16,955,596		$16,185,451

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,906,855	$8,351	1.15%	$2,906,712	$6,604	0.92%	$3,180,846	$842	0.11%	$2,906,784	1.04%	$3,213,700	0.08%
Savings	3,749,902	14,055	1.50%	3,818,807	7,628	0.81%	4,076,380	1,003	0.10%	3,784,164	1.16%	4,110,806	0.09%
Time	2,393,707	21,886	3.67%	2,131,707	17,224	3.28%	1,055,650	1,118	0.42%	2,263,431	3.48%	1,142,973	0.42%
Total interest-bearing deposits	9,050,464	44,292	1.96%	8,857,226	31,456	1.44%	8,312,876	2,963	0.14%	8,954,379	1.71%	8,467,479	0.13%
Borrowed funds
Short-term borrowings	1,182,176	15,536	5.27%	1,090,719	12,950	4.82%	720,428	1,566	0.87%	1,136,700	5.05%	529,502	0.72%
Long-term debt	341,523	4,835	5.68%	343,619	4,857	5.73%	359,168	4,612	5.15%	342,565	5.71%	372,132	4.96%
Total borrowed funds	1,523,699	20,371	5.36%	1,434,338	17,807	5.03%	1,079,596	6,178	2.30%	1,479,265	5.20%	901,634	2.47%
Total interest-bearing liabilities	10,574,163	64,663	2.45%	10,291,564	49,263	1.94%	9,392,472	9,141	0.39%	10,433,644	2.20%	9,369,113	0.36%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,663,419			3,954,915			4,224,842			3,808,362		4,192,687
Other liabilities	592,708			614,310			468,994			603,449		461,416
Shareholders' equity	2,137,765			2,082,210			2,099,670			2,110,141		2,162,235
Total liabilities & shareholders' equity	$16,968,055			$16,942,999			$16,185,978			$16,955,596		$16,185,451

Net interest income	$159,232			$159,318			$117,010			$318,550		$223,355
Net interest spread			3.78%			3.96%			3.28%		3.87%		3.14%
Net interest margin			4.43%			4.51%			3.41%		4.47%		3.26%

Tax equivalent adjustment			0.05%			0.04%			0.04%		0.04%		0.05%
Net interest margin (fully tax equivalent)			4.48%			4.55%			3.45%		4.51%		3.31%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$593	$(349)	$244	$12,594	$(5,574)	$7,020	$27,944	$(12,120)	$15,824
Interest-bearing deposits with other banks	209	180	389	3,005	423	3,428	5,932	920	6,852
Gross loans (2)	10,223	4,458	14,681	67,203	20,093	87,296	131,636	38,184	169,820
Total earning assets	11,025	4,289	15,314	82,802	14,942	97,744	165,512	26,984	192,496

Interest-bearing liabilities
Total interest-bearing deposits	$11,414	$1,422	$12,836	$37,719	$3,610	$41,329	$66,043	$4,119	$70,162
Borrowed funds
Short-term borrowings	1,227	1,359	2,586	7,902	6,068	13,970	11,386	15,217	26,603
Long-term debt	(46)	24	(22)	473	(250)	223	1,373	(837)	536
Total borrowed funds	1,181	1,383	2,564	8,375	5,818	14,193	12,759	14,380	27,139
Total interest-bearing liabilities	12,595	2,805	15,400	46,094	9,428	55,522	78,802	18,499	97,301
Net interest income (1)	$(1,570)	$1,484	$(86)	$36,708	$5,514	$42,222	$86,710	$8,485	$95,195

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
						Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$141,591	$132,977	$124,096	$117,885	$124,130	$132,977	$131,992
Provision for credit losses	12,719	8,644	8,689	7,898	(4,267)	21,363	(9,856)
Gross charge-offs
Commercial and industrial	2,372	730	334	1,947	773	3,102	3,618
Lease financing	90	13	0	13	8	103	139
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	2,648	66	245	3	3,419	2,714	3,419
Residential real estate	20	0	79	119	4	20	26
Home equity	21	91	72	45	22	112	43
Installment	1,515	1,524	717	294	361	3,039	538
Credit card	274	217	212	237	212	491	458
Total gross charge-offs	6,940	2,641	1,659	2,658	4,799	9,581	8,241
Recoveries
Commercial and industrial	631	109	293	90	177	740	556
Lease financing	1	1	0	13	3	2	36
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	153	2,238	1,327	561	2,194	2,391	2,416
Residential real estate	113	66	15	35	34	179	124
Home equity	232	80	88	185	360	312	625
Installment	90	54	68	29	47	144	68
Credit card	56	63	60	58	6	119	165
Total recoveries	1,276	2,611	1,851	971	2,821	3,887	3,990
Total net charge-offs	5,664	30	(192)	1,687	1,978	5,694	4,251
Ending allowance for credit losses	$148,646	$141,591	$132,977	$124,096	$117,885	$148,646	$117,885

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.20%	0.07%	0.01%	0.24%	0.08%	0.14%	0.22%
Lease financing	0.11%	0.02%	0.00%	0.00%	0.01%	0.07%	0.17%
Construction real estate	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Commercial real estate	0.25%	(0.22)%	(0.11)%	(0.06)%	0.12%	0.02%	0.05%
Residential real estate	(0.03)%	(0.02)%	0.02%	0.03%	(0.01)%	(0.03)%	(0.02)%
Home equity	(0.12)%	0.01%	(0.01)%	(0.08)%	(0.19)%	(0.06)%	(0.17)%
Installment	3.32%	2.89%	1.24%	0.64%	0.90%	3.09%	0.71%
Credit card	1.47%	1.12%	1.07%	1.29%	1.50%	1.30%	1.10%
Total net charge-offs	0.22%	0.00%	(0.01)%	0.07%	0.08%	0.11%	0.09%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$21,508	$13,971	$8,242	$8,719	$11,675	$21,508	$11,675
Lease financing	4,833	175	178	199	217	4,833	217
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	11,876	5,362	5,786	13,435	14,650	11,876	14,650
Residential real estate	11,697	11,129	10,691	10,250	8,879	11,697	8,879
Home equity	3,239	3,399	3,123	3,445	3,331	3,239	3,331
Installment	568	544	603	279	170	568	170
Nonaccrual loans	53,721	34,580	28,623	36,327	38,922	53,721	38,922
Accruing troubled debt restructurings (TDRs) (2)	N/A	N/A	10,960	11,022	11,225	N/A	11,225
Total nonperforming loans (2)	53,721	34,580	39,583	47,349	50,147	53,721	50,147
Other real estate owned (OREO)	281	191	191	22	22	281	22
Total nonperforming assets (2)	54,002	34,771	39,774	47,371	50,169	54,002	50,169
Accruing loans past due 90 days or more	873	159	857	139	142	873	142
Total underperforming assets (2)	$54,875	$34,930	$40,631	$47,510	$50,311	$54,875	$50,311
Total classified assets (2)	$138,909	$158,984	$128,137	$114,956	$119,769	$138,909	$119,769

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	276.70%	409.46%	464.58%	341.61%	302.87%	276.70%	302.87%
Nonperforming loans	276.70%	409.46%	335.94%	262.09%	235.08%	276.70%	235.08%
Total ending loans	1.41%	1.36%	1.29%	1.27%	1.25%	1.41%	1.25%
Nonperforming loans to total loans	0.51%	0.33%	0.38%	0.48%	0.53%	0.51%	0.53%
Nonaccrual loans to total loans	0.51%	0.33%	0.28%	0.37%	0.41%	0.51%	0.41%
Nonperforming assets to
Ending loans, plus OREO	0.51%	0.33%	0.39%	0.48%	0.53%	0.51%	0.53%
Total assets	0.32%	0.21%	0.23%	0.28%	0.31%	0.32%	0.31%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.51%	0.33%	0.28%	0.37%	0.41%	0.51%	0.41%
Total assets	0.32%	0.21%	0.17%	0.22%	0.24%	0.32%	0.24%
Classified assets to total assets	0.81%	0.94%	0.75%	0.69%	0.74%	0.81%	0.74%

(1) Nonaccrual loans include nonaccrual TDRs of $10.0 million, $12.8 million, and $9.5 million, as of December 31, 2022, September 30, 2022, and June 30, 2022, respectively.
(2) Upon adoption of ASU 2022-02 as of January 1, 2023, the TDR model was eliminated. Prospectively, disclosures will include modifications of loans to borrowers experiencing financial difficulty (FDM). FDMs are excluded from nonperforming, underperforming and classified assets.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
PER COMMON SHARE
Market Price
High	$22.27	$26.24	$26.68	$23.75	$23.03	$26.24	$26.73
Low	$18.20	$21.30	$21.56	$19.02	$19.09	$18.20	$19.09
Close	$20.44	$21.77	$24.23	$21.08	$19.40	$20.44	$19.40

Average shares outstanding - basic	93,924,068	93,732,532	93,590,674	93,582,250	93,555,131	93,828,829	93,470,005
Average shares outstanding - diluted	95,169,348	94,960,158	94,831,788	94,793,766	94,449,817	95,065,334	94,357,392
Ending shares outstanding	95,185,483	95,190,406	94,891,099	94,833,964	94,448,792	95,185,483	94,448,792

Total shareholders' equity	$2,143,419	$2,121,496	$2,041,373	$1,994,132	$2,068,670	$2,143,419	$2,068,670

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,481,913	$1,432,332	$1,399,420	$1,348,413	$1,307,259	$1,481,913	$1,307,259
Common equity tier 1 capital ratio	11.30%	11.00%	10.83%	10.82%	10.91%	11.30%	10.91%
Tier 1 capital	$1,526,362	$1,476,734	$1,443,698	$1,392,565	$1,351,287	$1,526,362	$1,351,287
Tier 1 ratio	11.64%	11.34%	11.17%	11.17%	11.28%	11.64%	11.28%
Total capital	$1,828,737	$1,778,917	$1,762,971	$1,711,741	$1,670,367	$1,828,737	$1,670,367
Total capital ratio	13.94%	13.66%	13.64%	13.73%	13.94%	13.94%	13.94%
Total capital in excess of minimum requirement	$451,297	$411,234	$406,032	$402,662	$412,167	$451,297	$412,167
Total risk-weighted assets	$13,118,477	$13,025,552	$12,923,233	$12,467,422	$11,982,860	$13,118,477	$11,982,860
Leverage ratio	9.33%	9.03%	8.89%	8.88%	8.76%	9.33%	8.76%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	12.54%	12.53%	12.01%	12.00%	12.74%	12.54%	12.74%
Ending tangible shareholders' equity to ending tangible assets (1)	6.56%	6.47%	5.95%	5.79%	6.40%	6.56%	6.40%
Average shareholders' equity to average assets	12.60%	12.29%	11.98%	12.75%	12.97%	12.45%	13.36%
Average tangible shareholders' equity to average tangible assets (1)	6.57%	6.21%	5.84%	6.49%	6.62%	6.39%	7.03%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	0	0	0
Average share repurchase price	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total cost of shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable